Exhibit 99.1

INVESTOR DAY 2012

Anixter International (AXE) Investor Day Agenda Welcome and Introductions Safe Harbor Statement Customer Value Proposition Enterprise Cabling & Security Solutions Electrical and Electronic Wire & Cable OEM Supply – Fasteners Shareholder Value Proposition Product Displays / Demo Ted Dosch Lisa Meers Bob Eck Bill Galvin Giulio Berardesca Ian Clarke Ted Dosch All

Anixter Attendees Company Presenters Bob Eck – President & Chief Executive Officer Ted Dosch – EVP Finance & Chief Financial Officer Bill Galvin – EVP Enterprise Cabling & Security Solutions Giulio Berardesca – EVP Electrical and Electronic Wire & Cable Ian Clarke – SVP Fasteners Other Attendees Justin Choi – General Counsel Bob Graham – SVP Electrical and Electronic Wire & Cable Dan Jack – SVP Global Marketing & Business Development Fasteners Steve Leatherwood – SVP Corporate Communications Dawn Marks – VP Marketing Communications Lisa Meers – VP Investor Relations Randy Mortensen – SVP Marketing Enterprise Cabling & Security Solutions

anixter.com/InvestorResource Anixter Resource Center

The statements in this presentation that use such words as “believe,” “expect,” “intend,” “anticipate,” “contemplate,” “estimate,” “plan,” “project,” “should,” “may,” “will,” or similar expressions are forward-looking statements. They are subject to a number of factors that could cause our actual results to differ materially from what is indicated here. These factors include general economic conditions, the level of customer demand particularly for capital projects in the markets we serve, changes in supplier sales strategies or financial viability, risks associated with the sale of nonconforming products and services, political, economic or currency risks related to foreign operations, inventory obsolescence, copper price fluctuations, customer viability, risks associated with accounts receivable, the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks and risks associated with integration of acquired companies. These uncertainties may cause our actual results to be materially different than those expressed in any forward looking statements. We do not undertake to update any forward looking statements. Please see our Securities and Exchange Commission filings for more information. This presentation includes certain financial measures computed using non-Generally Accepted Accounting Principles (“non- GAAP”) components as defined by the Securities and Exchange Commission (“SEC”). Certain profitability, earnings per share and cash flow information in this presentation exclude special items which have been identified in our earnings releases as we believe that by reporting such information, both management and investors are provided with meaningful supplemental information to understand and analyze our underlying trends and other aspects of our financial performance. Non-GAAP financial measures provide insight into selected financial information and should be evaluated in the context in which they are presented. These non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. The non-GAAP financial measures should be considered in conjunction with the consolidated financial statements, including the related notes, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC. We do not use these non-GAAP financial measures for any purpose other than the reasons stated above. Safe Harbor and Non-GAAP Financial Measures

“This is Anixter” Video

Presented by: Bob Eck, President & Chief Executive Officer

Agenda Company overview Customer value proposition History People Customers Differentiators End markets Strategy Recent highlights Concluding remarks

Company Overview World-class global distributor with three distinct end markets: Enterprise Cabling & Security Solutions Electrical and Electronic Wire & Cable OEM Supply: Fasteners History of success built on specialization and scalability Strong financial position History of efficient shareholder-focused capital structure management Anixter pulls together its robust capabilities in a coordinated manner that allows for specialization and scalability

Customer Value Proposition: Managing Cost and Complexity Global Operational Consistency Consistent systems, processes and services Local people, language and currency Global Infrastructure 24-48 hour delivery capability to all global major markets Supply Chain Services Reduce Customers’ Cost Pre-production / installation product preparation Feed the factory / job just-in-time Industry leading customized electronic tools sets Technical Expertise Infrastructure / product design support Quality and interoperability testing and inspection in Anixter Labs SUPPLIERS CUSTOMERS

Industrial Wire & Cable Our Evolving Business 1957 1970’s 1980’s 1990’s 2000’s 2010+ CATV Networking Products Divest Networking Products & Integration Data Cabling Telecom Restructure Divest CATV Global Expansion Networking Integrated Supply Security Products Fasteners (OEM Supply) Wire & Cable OEM Telecom Divest Aerospace Hardware Continued Global Expansion Access Control Products

Blue-Chip Suppliers and Customers Key Suppliers Key Customers

Experienced Management Team Our people make the difference Anixter culture and values enable entrepreneurship and teamwork Experience = Excellence in Execution

Global distribution infrastructure creates high barrier to entry Unmatched Global Distribution Network Best-in-class distribution network 2,500+ technical sales people Located in 50+ countries Deal in 35 currencies Speak 30+ languages 100,000+ customers 450,000+ products Over $1B in inventory 225 warehouses – 7M ft2

End Market Common Characteristics Small percentage of total customer spend Large volume of discrete “application critical” part numbers Large number of manufacturers across customer bill of material Products have a “technology” component that may not be fully understood by the customer Customer cost of acquisition commonly exceeds value of materials 70% End-markets’ common characteristics drive synergies across the three businesses ^ Only 5-10% of customer spending Customer Spend ($) Number of Part Numbers ^ Large number of discrete part numbers

Focused Leadership in Diverse Markets 2007—$5.8B Revenue ECS 95% ECS 57% ECS 38% OEM 45% W&C 5% North America 70% Europe 22% Emerging Markets 8% 2011—$6.1B Revenue W&C 36% ECS 33% W&C 37% W&C 10% Europe 19% Emerging Markets 11% OEM 9% ECS 81% ECS 53% OEM 41% North America 70% W&C 17% OEM 7% OEM 10% W&C 26%

4 Strategic Imperatives 17 Deliver compelling value proposition based on technical knowledge and sophisticated supply chain services Strengthen customer loyalty through diverse product offerings, complete solutions and first-class service Leverage global footprint Execute with excellence

Growth Strategy 18 Long-term organic sales growth target: 8-10%

Acquisition Growth Strategy 1 Trailing 12-month sales at the time of acquisition. Targets – tuck-in/bolt-on opportunities Strategic fit, appropriate valuation, reasonable risk Industrial automation, security, Emerging Markets – Wire & Cable

Global Customer Support Global platform provides competitive advantage to meet multinational customers’ needs Complex project management capability Value-added supply chain service Supports significant long-term growth opportunities European presence is essential to expanding multinational customer relationships 50% of top 100 customers (20% of our total revenue) do business with us in Europe 60% of top 50 suppliers (40% of our product purchases) do business with us in Europe Emerging markets are our fastest-growing geographic segments

2011 Record revenue – fully recovered from recession 85% increase in diluted earnings per share Divested Aerospace Fasteners business Repurchased 2 million shares (6% of total outstanding) 2012 Renewed credit revolver with increased capacity and better terms Issued $350 million bond in anticipation of 2013 convertible redemption Returned $150 million to shareholders through special dividend Strategic acquisition of electrical wire and cable distributor in Peru 17% increase in diluted earnings per share June YTD Announced 1 million share repurchase program Recent Highlights 21

Concluding Remarks 22 Unmatched global platform Diversified growth opportunities Strong financial position Shareholder-friendly capital structure management

Presented by: Bill Galvin, EVP Enterprise Cabling & Security Solutions

Agenda Who we are Trends driving our business Our strategy What we sell Our customers How we are different

Dedicated focus on both end-user and channel partner customers Superior technical expertise Supply chain service experts Largest breadth of network infrastructure and security products Unmatched global capabilities and go-to-market strategy What is the Enterprise Cabling & Security Solutions (ECS) Business Close partnerships with market-leading suppliers

Strong/Mature Developing Supply Capabilities ECS Worldwide Presence Global team: local expertise Technically trained sales force: 1,600 Supply Chain Solutions specialists: 60 Technology Solutions Group (TSG): 90 Global expertise Presence in more than 50 countries Locations in more than 260 cities Deal in 30 currencies Communicate in 35 languages

Trends Driving Our Business Data centers Worldwide data center hardware spending is predicted to grow 27% from 2011-20151 Energy demands and cost are top of mind for our customers Consumer demand for mobility is driving data center explosion Security solutions Video surveillance market 12-15% CAGR growth through 20162 Personal safety and loss-prevention are important customer concerns Access control: the next wave of IP adoption In-building wireless (IBW) Global IBW is expected to be a $10 billion market by 20153 Sources: 1. Gartner 2011 2. Anixter Market Research 3. ABIresearch 2011/In-Stat

Aligning with the Market

Customer Verticals & Geographic Coverage Education Retail Healthcare Finance Transportation Government Service Providers Manufacturing Enterprise Cabling & Security Solutions: $3.2 billion dollars in sales for 2011 Channels Data Com Contractors System Integrators Security Integrators Network Integrators Industrial Communications Integrators EPCs & Consultants Commercial A/V Integrators

What We Sell: Data Center Solution Products

What We Sell: Server Cabinet

Access control Video surveillance Perimeter detection Door-locking hardware What We Sell: Security Solutions

Investing in Technology Expertise Governance with Standards Bodies Training and Technology Resources SM SM SM

A State Department of Transportation and Its Security Integrator End-user challenge Customer required a proof of concept (POC) of a multi-manufacturer security solution with integrated legacy and new technologies Security integrator challenge Could not support the expense to perform POC No single manufacturer support or interoperability standards to leverage Anixter’s solution In one week, Anixter designed POC in our Lab and trained the integrator on the solution Security integrator was awarded a million-dollar contract Technology Case Study

Supply Chain Solutions We Start with Our Fundamental Processes We Customize Solutions Per Application We Help Our Customers with Complex Deployments Security – citywide surveillance Canadian cell tower installation Leading mobile device company Large railroad company

Relentless focus on growing markets Data center Security IBW Unique value for our customers Superior technology expertise Creative Supply Chain Solutions Global execution Global ECS Business Strategy All to support customers everywhere in the world

Question and Answer Session

Presented by: Giulio Berardesca, EVP Electrical and Electronic Wire & Cable

Agenda Who we are What we sell Our customers How we are different Sustainable growth

We are a. Global, value-added distributor of specialty wire and cable with a specialized sales focus on the OEM and industrial power markets. Our Vision Expanding the role of traditional distribution through the constant expansion of product offerings, technical expertise and logistics and inventory services. Who We Are

Reduce our customers’ costs of doing business and increase their efficiencies to give them a competitive advantage in the marketplace. Our Mission Efficiency Cost Process improvement and asset management Business objectives Drive

Strong/Mature Developing Supply Capabilities Global expertise Presence in more than 30 countries Locations in more than 110 cities Deal in more than 20 currencies Electrical and Electronic Wire & Cable Worldwide Presence Global team: local expertise Technically trained sales force – 890 Engineers – 7 Supply Chain Solutions specialists – 60 Industrial communication specialists – 8

Our Products Electrical wire and cable Low voltage, instrumentation, control and power cable Medium voltage, power, mining, portable cord, specialty cable Electronic wire and cable Sound, security and fire alarm Automotive, military and OEM hook-up and lead wire Commercial and pro A/V cabling and connectors Support and supplies Cable tray, connectors, enclosures, grounding, cable management, raceways, tools Industrial communication and control Managed Ethernet switches, protocol and media converters, passive components, wireless and connectors

OEM – Vertical Markets Industrial Equipment Automotive Audio Video Equipment Medical Equipment Military Equipment Communications Equipment Panel Shop Cable Assembly/ Harness Shop Customer needs are supply chain based Ability to follow and support customers globally Key driver of our industrial automation strategy Diversification Transit Consumer Goods

Anixter’s Competitive Advantage One Anixter One IT platform One management team Global reach World-class supply chain Subject matter experts Superior technical knowledge

OEM Case Study Global Measurement and Control Equipment Manufacturer Customer challenge Globally scalable logistics capability Distributor with financial strength Engineering support (spec reviews) Annual cost reductions Crisis management Anixter’s solution Global footprint Financial strength Part number rationalization In-plant support Contractual cost reductions Benefits Single, global supplier partner Global account management Continuous manufacturing uptime Cost savings: product, process and labor

Industrial Power – Vertical Markets Industrial Power Oil, Gas and Petrochemical Engineering, Procurement and Construction (EPC) Natural Resources Contractors Water and Wastewater Treatment Global infrastructure project coordination Technical sale and electrical engineering support Opportunity to increase market share outside of North America

Global Engineering, Procurement and Construction Company Customer challenges Large-scale, green field new aluminum smelter plant construction project Extensive bill of materials Aggressive timeline and completion deadline International coordination Engineering changes Anixter solution Full service cable management program Long-standing, well-established relationship History of joint projects completed around the globe Global sourcing and vendor relationships Benefits Quick response to the project’s changing timelines and inventory requirements Product depth and breadth Ability to leverage global footprint Industrial Power Case Study

Progressive Sales Strategy OEM Solutions Industrial Power Tactical Strategic Fulfillment distribution Expand product sets Customer service Spot buy sourcing Fulfillment distribution Limited breadth of product Customer service Specialty distributor MRO Technical expertise Best-in-class suppliers Application support Value add services Customer type marketing strategy Just-in-time Vertical market strategy Project deployment Product expansion – Security – Automation READY! Deployment Services Vertical market strategy Multiyear contracts READY! Material Management Services – READY! Store – READY! Depot Geographic expansion Global accounts Cross sell with Fasteners Geographic expansion of sales model Pre- and post- engineering support Global accounts Cross sell with ECS – Data centers – EPCs Low-cost provider of products and service to each of our customer’s vertical segments.

Worldwide wire and cable market is estimated $185 billion1 Accessible market available through distribution: $75 billion2 2011 Anixter global Wire & Cable revenue: $1.9 billion Worldwide Market Geographical Breakdown Sources: 1. CRU Group 2011; 2. Anixter Market Research

Global expansion into an existing global company footprint Technical solutions and engineering support Tailored supply chain solutions OEM Industrial Specialists in a market with a high cost of entry Leverage with the global wire and cable manufacturers High-growth markets Sustainable Growth

Long-Term Sustainable Spend: OEM

ANIXTER

	OEM	
 **Economic Environment**	• Lean manufacturing • Taking costs out of business	• Supplier consolidation • Supplier rationalization
 **Potential Spend**	• Technology and automation will continue to mandate upgrades • Growth of developing countries will continue to drive demand • Recessions and economic recoveries greatly affect this sector	
 **Worldwide Need**	• Low-cost labor countries • Outsourcing (e.g., harness house) • Anixter's global footprint as finished goods production moves around the world is a huge differentiator	

The world will continue to invest in manufacturing consumable goods.

Proprietary and Confidential. © 2012 Anixter Inc.

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Products. Technology. Services. Delivered Globally.

Long-Term Sustainable Spend: OGP

ANIXTER

	Oil, Gas and Petrochemical	
 **Economic Environment**	• Price per barrel dictates spending • Need for new facilities and facility upgrades	• Government legislation • 30% increase in demand over next 20 years[1]
 **Potential Speed**	• Strong growth and investment for next 25 years • Increasing technology adoption and ongoing process improvements o Expecting strong investment in security and industrial automation • Global market: $1.5 - 2.0B[1] for wire and cable	


Worldwide Need
	• Exploration to find new fields
	• Increasing consumer demand
	• Shale gas boom in North America
	• Population growth
		• Vehicle proliferation is primary market driver
		  o Fueled by growing middle class in Asia/South America
		• Terrorism concerns expected to further increase security spend
		• Risks
		  o Environmental objections
		  o Political environment

The world will continue to invest in infrastructure spend.

Source: Anixter Market Research

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Products. Technology. Services. Delivered Globally.

Long-Term Sustainable Spend: Water/Wastewater

ANIXTER



Water and Wastewater Treatment



Economic Environment

- Increased funding of clean water projects
  - Access to clean water is projected to be critical issue over next decade
  - Growing concerns over the safe treatment of wastewater
- Demand increase due to the shale gas production boom



Potential Speed

- North American market: $430M[1] annually in wire and cable
- Heavy infrastructure improvement spend
  - Addition of new facilities to handle increased wastewater production
  - Upgrade and expansion of existing facilities to improve capacity



Worldwide Need

- Increased consumption due to population growth
- Increasing demand in developing countries
  - China has approximately 20% of world's population, but only 7% of its clean water[2]

The world will continue to invest in infrastructure spend.

Sources: 1. Anixter Market Research; 2. Summit Global Management Inc. 2010

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Proprietary and Confidential. © 2012 Anixter Inc.

Products. Technology. Services. Delivered Globally.

Long-Term Sustainable Spend: Power Generation and Substation OEM The world will continue to invest in infrastructure spend. Power Generation Power Generation Economic Environment Investment needed to meet ever-increasing demand for power More stringent EPA rules in U.S. are driving:Transition from coal to gas-fired plantsIncrease in environment controls, such as scrubbers Aging transmission grid being updated and expanded After a recent increase, alternate energy investment is expected to slow due to tax credit expiration Potential Speed North American market: $1.5B1 in wire and cableProjected CAGR of 10%1 over next four years in transmission, distribution and substationGrowth in security spend due to terrorism concernsIncreased industrial automation spend due to smart grid investment North American market: $1.5B1 in wire and cableProjected CAGR of 10%1 over next four years in transmission, distribution and substationGrowth in security spend due to terrorism concernsIncreased industrial automation spend due to smart grid investment Worldwide Need Increased electrification in developing countries driving investmentGrowing middle-class population in South America and Asia Increased electrification in developing countries driving investmentGrowing middle-class population in South America and Asia Source: Anixter Market Research

ANIXTER

Long-Term Sustainable Spend: EPC



Engineering, Procurement and Construction Firms



Economic Environment

- Owns the top three vertical spends in wire and cable
  - Oil, gas, petrochemical
  - Power generation
  - Water and wastewater treatment
- Backlogs continue to increase in addressable market
- Require global support for construction projects



Potential Speed

- Cumulative total of previous three markets
- Strong growth for security and industrial automation spend
- Pipeline and backlog full for the next 5 to 7 years



Worldwide Need

- Qualified electrical engineers in short supply
- Manpower shortage forces projects to be handed off to other local offices
- Wire and cable-specialized engineer at a premium
- Aging workforce
- Need for global footprint partnerships

The world will continue to invest in infrastructure spend.

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Products. Technology. Services. Delivered Globally.

Question and Answer Session

Presented by: Ian Clarke, SVP Fasteners

Who we are Our products and services Our customers Market opportunity Our key differentiators Our growth plan Agenda

Fasteners continuously develops, manages and sustains the supply chain between fastener manufacturers and OEMs. We do this by focusing on the fundamentals of quality, cost and material delivery, enabling our customers to concentrate on their core product offering. Total Cost of Acquisition: Value Proposition Fastener cost Vendor management Inventory management Cost of finance Logistics Engineering

Schedules and Manages spot buys Direct line feed Kitting and subassembly Aftermarket Vendor-managed inventory Services Engineering services Only Anixter can comprehensively deliver all of these services to a world-class standard globally.

Specialists in global sourcing and distribution of high-volume engineered components used in OEM production Products: 225K Part Nos. From 6K Vendors

Key Global Customers Proprietary and Confidential. © 2012 Anixter Inc.

Customer Verticals Agriculture Power Train Truck and Bus Luxury / Niche Car Medical Lawn and Garden Rail White Room Technology Established Verticals Continue to develop established verticals Grow established verticals in developing regions Developing business in new verticals Targeting new verticals with fragmented supply chains New Verticals

Where We Are Americas: Canada*, Mexico (5), U.S. (42), Brazil * Europe: Belgium, Czech Republic, France, Germany (3), Italy (4), Spain, Turkey, U.K. (6) Asia Pacific: China (2), Singapore*, India (3)*, Australia*, Hong Kong* * = One Anixter Facility

Source: Freedonia 2011 USA Brazil Mexico EU Turkey UK India China Singapore Americas Current share approx 4.5% Europe Current share approx 7% New entry Market Opportunity

Competitive Differentiators Global footprint: Unrivalled geographic coverage Engineering focus: First class people and systems Quality driven: Zero defect culture Complexity: Hundreds of SKUs, suppliers and transactions handled every hour, every day, globally Purchase leverage: Volume consolidation with key global suppliers Manufacturing: Low -cost, high-quality, flexible production facility

Technical Expertise Manufacturing process Part rationalization Part substitution Design support Process re-engineering Problem Resolution

Technical Expertise Central Customer Database Single Global Part Number System 37HD9 DP003 3GHK1 AN001 AN001 AN001

Quality Investment Internationally accredited laboratories world wide from TS16949 to VDA 6.2 Significant investment in state-of-the-art equipment and processes in the last two years 100% audit approval by all major customers Used by customers and vendors Cornerstone of Anixter’s differentiation

Case Study: Global Engine Manufacturer 20-year relationship now spanning 11 countries over five continents Started in the engine business unit but now an integral partner to all manufacturing divisions Delivering 800 million pieces / 12,000+ part numbers from 1,173 vendors annually to 29 facilities Complex applications with high engineering expectations delivered with a sub-75 parts per million defect rate Positioned to grow alongside the engine manufacturer as they double in sales volume over the next four years

Accelerated urbanization shapes our strategy for growth 2012: 50% of world’s population live in cities, projected by 2050: 70%1 The must haves for any company to be successful: Strategic Outlook for Growth Global reach Technical expertise Financial strength Committed supply chain Environmental and social sustainability Source: World Trade Council

The Nuts and Bolts of Life Mass transport demand set to increase Mobile power generation demand Significant growth in requirements for mega-farming Efficient road movement to be clean and sustainable Improved water and waste distribution needed

Question and Answer Session

Presented by: Ted Dosch, EVP Finance & Chief Financial Officer

Agenda How we create value Business segments’ financial highlights Company performance overview Sound financial management practices Long-term financial opportunities Shareholder value proposition

Strong Position to Create Value Consistent sales and profitability growth Strong operating leverage Effective working capital management Significant free cash flow Disciplined and prudent approach to capital allocation Focused on value creation for shareholders

A Global, Diversified Value-added Distributor Sales Adjusted Operating Margin and EPS(1) Operating Margin (1) Adjusted Operating Margin and EPS exclude special items outlined in the Company’s Earnings Releases for the applicable periods. See Appendix for further details regarding these Non-GAAP measures. $4.8 $5.3 $6.1 4.1% 5.1% 5.7% 6.0%

Enterprise Cabling & Security Solutions (ECS) Sales Security Sales Growth $2.8 2% 12% 32% 16% 16% 9%(1) (1) Growth over 1st half of 2011 $2.9 $3.2 Clark Security Organic Billions Percent

Electrical and Electronic Wire & Cable (W&C) $1.9 31% 18% 83% 25%(1) (1) Growth over 1st half of 2011 $1.4 $1.6 Sales Emerging Markets Sales Growth Billions Percent

OEM Supply—Fasteners Sales Emerging Markets Sales Growth $0.6 $0.8 $1.0 47% 46% 20%(1) (1) Growth over 1st half of 2011

Trailing Twelve Months Results

Strong Operating Leverage in Recovering Economy Top line growth of 10% in 2010 and 17% in 2011 Effectively utilizing existing capacity to meet increased volume demand Increase in adjusted operating margin of 190 basis points from 2009 – 2011 Operating Profit Leverage Gross Profit Pull Through

Effective Margin Management Despite Input Cost Volatility This information has been obtained from third party sources. While we believe these sources are reliable, we have not independently verified this information and we make no representation as to its accuracy. Copper price source: www.metalprices.com

Earnings and Cash Flow Relationship to Sales Changes Fiscal Year (1) Net cash provided by (used in) operating activities less capital expenditures. (2) Adjusted operating profit from continuing operations excludes special items outlined in the Company’s Earnings Releases for the applicable periods. See Appendix for details. Flexible / Scalable Business Model

Efficient Working Capital Management Effectively manage working capital while maintaining ability to quickly respond to customer orders Operational improvements allowed cash flow to be directed toward other strategic initiatives

Disciplined and Prudent Approach to Capital Allocation 4-Year Capital Allocation Snapshot Generates significant Cash Flow from Operations Opportunistically returned capital to shareholders with use of special dividends / share repurchases Conservative net leverage profile allows management to focus on operations 4 Year Summary (2008-2011)

Go-Forward Use of Cash Priorities Organic growth Support existing markets Expand into new markets Deleveraging Further strengthen balance sheet and improve liquidity Continue to enhance flexibility Strategic acquisitions Enhance geographic segment position EPS accretive Opportunistic return of value to shareholders Share repurchases Special dividends

2H’12 Business Environment Expectations Tailwinds Security business Emerging markets Additional parts with OEM Supply customers Electrical Wire and Cable Projects Low interest rates Potential Headwinds Copper pricing Foreign exchange European economic volatility Global uncertainty 2H’12 Performance Outlook Organic sales growth 4-5% Operating profit leverage Mid to high single digits

Long-Term Financial Goals Organic sales growth Operating leverage Working capital as a % of sales Debt-to-capital ratio 8 -10% Mid to high single digits 21—22% 45—50%

Long-Term Annual Sales Growth Goal

Value-Add Strategy Yields an Outperforming Investment Opportunity Comparative Operating Margin Performance Revenue Growth Faster growth than local market economic growth rates Earnings quality Higher margins Consistent growth Strong Balance Sheet Value-creating capital allocation (1) Operating margin performance is based on publicly available information of Wesco International Inc.

Key Investment Themes Broad end market / geographic / customer diversity Growth opportunities in each end market Common operations and management platform for leverage Experienced senior management team Strong financial position / liquidity Long history of shareholder favorable capital structure management Compelling Customer Value Proposition Delivers a Compelling Shareholder Value Proposition

Question and Answer Session

Appendix

Appendix Appendix I Adjusted Gross Profit and Operating Profit Appendix II Acronyms and Definitions Appendix III Non – GAAP Earnings Per Share Appendix IV Non – GAAP Trailing Twelve Months Results

Appendix I – Adjusted Gross Profit and Operating Profit (1) All periods restated for 2011 divestiture of Aerospace. Adjustments to operating profit are further described in the Company’s earnings releases and SEC filings for the applicable periods.

Acronyms Appendix II – Acronyms and Definitions ECS – Enterprise Cabling and Security Solutions W&C – Electrical and Electronic Wire and Cable OEM – Original Equipment Manufacturer EPC – Engineering Procurement Construction IBW – In-building Wireless EPS – Diluted earnings per share, continuing operations EBITDA – Earnings before interest, taxes, depreciation, and amortization TTM – Trailing twelve months Cap ex – Capital expenditures 1H – First half 2H – Second half GDP – Gross domestic product AXE – Anixter International Inc. FY – Fiscal year GAAP – Generally Accepted Accounting Principles Total operating margin is defined as operating income as a percentage of total sales Operating profit leverage is defined as the change in adjusted operating profit over the change in sales Gross profit pull through is defined as the change in adjusted operating profit over the change in adjusted gross profit Gross profit margin is defined as gross profit as a percentage of total sales Cash flow is defined as net cash provided by (used in) operating activities less capital expenditures Cash flow from operations is defined as total cash provided from operating activities Working capital is defined as total current assets less total current liabilities Working capital as a % of sales is the average of the last 5 quarter end working capital balances divided by annual sales Free cash flow is defined as adjusted EBITDA less capital expenditures, cash paid for taxes, cash paid for interest plus the change in working capital Definitions

2009 In the six months ended July 3, 2009, the Company reported a net loss from continuing operations of $72.9 million (a loss of $2.06 per diluted share). During this period, the Company recorded an impairment charge of $100.0 million ($2.85 per diluted share), severance charge of $5.7 million ($3.9 million net of tax, or $0.11 per diluted share) and losses due to the cancellation of interest rate swaps of $2.1 million ($1.5 million net of tax, or $0.04 per diluted share). These items decreased net income from continuing operations for the six months ended July 3, 2009 by a combined $105.4 million ($2.90 per diluted share). For the full year 2009, the Company reported a net loss from continuing operations of $44.1 million (a loss of $1.17 per diluted share). In addition to the items above, during the remainder of 2009, the Company recorded foreign exchange related losses in Venezuela of $18.0 million ($9.0 million net of tax, or $0.24 per diluted share) and a loss on the early retirement of debt of $1.1 million ($0.07 net of tax, or $0.02 per diluted share), which were partially offset by the tax benefits of $4.8 million ($0.13 per diluted share). Combined, all of these items decreased 2009 net income from continuing operations by $110.2 million ($3.06 per diluted share). After adjusting for these items, net income from continuing operations would have been $32.5 million and $66.1 million in the 6 and 12 months of fiscal 2009, respectively ($0.84 and $1.89 per diluted share, respectively). 2010 In the six months ended July 2, 2010, the Company reported net income from continuing operations of $34.8 million ($0.98 per diluted share). During this period, the Company recorded a pre-tax loss on the early retirement of debt of $29.7 million ($18.4 million net of tax, or $0.51 per diluted share) and a foreign exchange gain in Venezuela of $2.1 million ($0.8 million net of tax, or $0.02 per diluted share). These items decreased 2010 net income from continuing operations by a combined $17.6 million ($0.49 per diluted share). For the full year 2010, the Company reported net income from continuing operations of $109.5 million ($3.08 per diluted share). In addition to the items above, during the remainder of 2010, the Company recorded additional pre-tax losses on the early retirement of debt of $2.2 million ($1.4 million net of tax, or $0.04 per diluted share) and recorded a reversal of prior years foreign taxes of $1.3 million ($0.03 per diluted share). Combined, all of these items decreased 2010 net income from continuing operations by $17.7 million ($0.50 per diluted share). After adjusting for these items, net income from continuing operations would have been $52.4 million and $127.2 million in the 6 and 12 months of fiscal 2010, respectively ($1.47 and $3.58 per diluted share, respectively). Appendix III – Non-GAAP Earnings Per Share

2011 In the 6 and 12 months ended 2011, the Company reported net income from continuing operations of $89.3 million and $200.7 million, respectively ($2.47 and $5.71 per diluted share, respectively). In the first half of 2011, the Company recorded a European restructuring charge of $5.3 million ($3.3 million net of tax, or $0.09 per diluted share). In addition to the restructuring charge, the Company recorded a tax valuation allowance adjustment of $10.8 million ($0.31 per diluted share) during the second half of the year. Combined, all of these items increased 2011 net income from continuing operations by a combined $7.5 million ($0.22 per diluted share). After adjusting for these items, net income from continuing operations would have been $92.6 million and $193.2 million in the 6 and 12 months of fiscal 2011, respectively ($2.56 and $5.49 per diluted share, respectively). 2012 In the first half of 2012, the Company reported net income from continuing operations of $99.6 million ($2.90 per diluted share). During this period, the Company recorded a charge for the interest and penalties associated with prior year income tax liabilities of $1.7 million ($1.1 million net of tax, or $0.03 per diluted share), an income tax benefit of $9.7 million ($0.28 per diluted share) primarily related to the reversal of deferred income tax valuation allowances in certain foreign jurisdictions and incremental interest of $3.2 million ($2.1 million net of tax, or $0.06 per diluted share) associated with a bond offering completed in 2012. These items increased net income from continuing operations by a net amount of $6.5 million ($0.19 per diluted share). After adjusting for these items, net income from continuing operations would have been $93.1 million ($2.71 per diluted share). Appendix III – Non-GAAP Earnings Per Share (cont.)

In the trailing twelve months ending June 29 2012, the Company recorded a charge for the interest and penalties associated with 2011 income tax liabilities of $1.7 million ($1.1 million net of tax, or $0.03 per diluted share), income tax benefits of $20.5 million ($0.59 per diluted share) primarily related to the reversal of deferred income tax valuation allowances in certain foreign jurisdictions and incremental interest of $3.2 million ($2.1 million net of tax, or $0.06 per diluted share) associated with a bond offering completed in 2012. These items increased net income from continuing operations by a net amount of $17.3 million ($0.50 per diluted share). In the trailing twelve months ending July 1, 2011, the $5.3 million restructuring charge decreased operating income by $5.3 and net income from continuing operations by $3.3 million, or $0.09 per diluted share. The Company also repurchased a portion of its debt which resulted in the recognition of a pre-tax loss of $2.2 million ($1.4 million, net of tax, or $0.04 per diluted share) and recorded a tax benefit of $1.3 million for the reversal of prior year foreign taxes ($0.03 per diluted share). After adjusting for these items, net income from continuing operations over the trailing twelve months ending June 29, 2012 would have been $193.7 million, or $5.64 per diluted share, which compares to adjusted net income from continuing operations of $167.4 million, or $4.67 per diluted share, in the corresponding prior year period (an increase of 21% per diluted share). Appendix IV – Non-GAAP Trailing Twelve Months Results